SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 20, 1998



                                  CAMBIO, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                        0-19726                     94-3022377
(State or other                (Commission File             (I.R.S.  Employer
jurisdiction of                     Number)               Identification Number)
 incorporation)


              2000 Powell Street, Suite 1203, Emeryville, CA 94608 (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (510) 420-0900

Item 5.   Other Events

     On October 20, 1998 the Registrant announced that on October 20, 1998, it had received notice of a decision by the Nasdaq Stock Market to delist the Registrant's Class A Common Stock from the Nasdaq National Market effective with the close of business on October 20, 1998. Additionally, at this time, the Registrant does not meet the requirements to transfer its listing to the Nasdaq SmallCap Market. Accordingly, trading in the Registrant's Class A Common Stock will be conducted on the OTC Bulletin Board.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits:

               Exhibit 99.1 Press release dated October 20, 1998 announcing the delisting from Nasdaq.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CAMBIO, INC.


                                               By: /s/ Harvey Wm. Glasser,  M.D.
                                                       Harvey Wm. Glasser,  M.D.
                                                       Chief Executive Officer

Dated:   November 4, 1998